Exhibit 10.1

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated effective as of December 13, 2013, is by and among AMERICAN SHALE DEVELOPMENT, INC., a Delaware corporation (“Borrower”), the several banks and other financial institutions or entities party to this Agreement (the “Lenders”) and CHAMBERS ENERGY MANAGEMENT, LP, as the agent (in such capacity, the “Agent”) under the Credit Agreement (as defined below).

WHEREAS, Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of February 28, 2013 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Persons listed on Schedule 1 hereto (the “Holders”) are holders of record of Warrants, dated as of April 26, 2012, exercisable for the purchase of shares of Borrower’s common stock;

WHEREAS, the Company, with the consent of the Lenders and in anticipation of this Amendment and the Warrant Exchange (defined below), sold certain assets to Antero Resources Corporation or a subsidiary thereof (“Antero Sale”) the proceeds of which have been held for the benefit of the Company by the Lenders, and the Company and the Lenders desire to acknowledge the existing waiver of, and to amend, any provision of the Credit Agreement that would prohibit, such sale.

WHEREAS, pursuant to that certain Purchase and Exchange Agreement, dated as of the date hereof (the “Purchase Agreement”), the Holders have agreed with Borrower to cause the Warrants to be exchanged, in part, into additional Tranche A Loans subject to the terms and conditions set forth therein (“Warrant Exchange”);

WHEREAS, Borrower, the Lenders and the Agent desire to make certain amendments to the Credit Agreement as described herein and to reflect the incurrence of additional Tranche A Loans pursuant to the Warrant Exchange; and

WHEREAS, on the terms and subject to the conditions contained herein, the Lenders are willing to make certain amendments to the Credit Agreement in accordance with Section 9.1 of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement or the Purchase Agreement, as the case may be. The principles of interpretation set forth in Section 1.2 of the Credit Agreement shall apply to the provisions of this Amendment.

(b) Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, each reference to “this Agreement” or “the Credit Agreement” and each other similar reference contained in the Credit Agreement or any other Loan Document and each reference contained in this Amendment to the “Credit Agreement” shall on and after the Effective Date (as defined below) refer to the Credit

Agreement as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the Effective Date may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall mean the Credit Agreement as amended by this Amendment unless the context otherwise requires.

2. Amendments; Waivers.

(a) In reliance on the representations and warranties set forth in Section 4 below and subject to the satisfaction of the conditions set forth in Section 5 below, the parties hereby agree that Section 2.7(b)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(B) the date on which the outstanding Loans are repaid in full, whether at maturity or other date, and whether through prepayment, refinancing or otherwise, and”

(b) The Credit Agreement shall be amended by deleting each reference and provision relating to the Warrants; and Borrower shall have no further obligation under the Credit Agreement or any other Loan Document arising out of the Warrants except as otherwise provided in the Purchase Agreement.

(c) The Lenders hereby waive compliance by Borrower with any and all provisions under any the Credit Agreement or any other Loan Document restricting or prohibiting the consummation of the Antero Sale, the execution, delivery or performance of the Purchase Agreement and the Warrant Exchange and any Default or Event of Default arising as a result of such transactions prior to the Effective Date.

3. Agreements with respect to Warrant Exchange.

(a) Borrower hereby agrees that, subject to the terms of the Purchase Agreement and the conditions set forth in Section 5 below, effective as of the date of this Amendment, to exchange the remaining Warrants for additional Tranche A Loans payable to the Holders in aggregate principal amount equal to $7,500,000, which Loans shall be deemed incurred and outstanding as of the date hereof.

(b) Borrower, the Agent and each Lender agrees that CECF II, LLC shall become a Lender entitled to all of the rights and privileges of a Lender of Tranche A Loans under the Loan Documents, which as of the date of this Amendment, Borrower and CECF II, LLC agree, shall have the aggregate principal balance set forth opposite such Lender’s name on Schedule 1 hereto, without further notice, consent or approval by any Person; and CECF II, LLC hereby agrees to become, and assume all of the obligations of, a Lender of Tranche A Loans under the Loan Documents. Borrower, the Agent and each Lender agree to waive the provisions of Section 9.7 of the Credit Agreement to the extent this Section 3(b) constitutes an assignment thereunder.

(c) Borrower, the Agent and each Lender agrees that, after giving effect to the exchange of Warrants for additional Tranche A Loans, the aggregate outstanding principal balance of each Lender’s Loan as of the date of this Amendment is as specified on Schedule 1 attached hereto.

4. Representations and Warranties of Borrower. Borrower represents and warrants as of the date hereof and on the Effective Date to the Agent and each Lender that:

(a) Neither the Borrower nor, to the knowledge of the Borrower, any Loan Party, any Specified Party or any of their respective Affiliates, agents or representatives on their behalf, has executed a written agreement or has received a written proposal from any Person with respect to the purchase and sale of any Capital Stock of any Loan Party or Specified Party at a valuation greater than the valuation of the Capital Stock subject to the Warrant at the price purchased by the Borrower under the Purchase Agreement.

(b) Borrower and each Specified Party (i) has the power and authority (corporate or otherwise), and the legal right, to make, deliver and perform this Amendment or the Ratification attached hereto, as applicable, and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment or the Ratification attached hereto, as applicable;

(c) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Ratification attached hereto;

(d) Each of this Amendment and the Ratification attached hereto (i) has been duly executed and delivered on behalf of Borrower and each Specified Party, as applicable, and (ii) constitutes a legal, valid and binding obligation of Borrower and each Specified Party, as applicable, enforceable against Borrower or the Specified Parties, as applicable, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(e) The execution, delivery and performance of this Amendment and the Ratification attached hereto, the borrowings under the Credit Agreement, and the use of the proceeds thereof will not result in a violation by Borrower or any Specified Party of any Requirement of Law or any material Contractual Obligation of Borrower or any Specified Praty and will not result in, or require, the creation or imposition of any Lien on any of its Properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents); and

(f) After giving effect to this Amendment, the representations and warranties made by any Loan Party or any Specified Party in or pursuant to the Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof;

5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date of satisfaction of such conditions precedent, the “Effective Date”):

(a) The Agent shall have received this Amendment and the Ratification attached hereto duly executed and delivered by a Responsible Officer of Borrower and the Specified Parties; and

(b) The Administrative Agent shall have received, on the Holders’ behalf, the Cash Consideration; and

(c) Borrower shall have received the Antero Net Proceeds (as such term is defined in the Purchase Agreement).

6. Loan Documents.

This Amendment (including the Ratification attached hereto) shall constitute a Loan Document, as such term is defined in the Credit Agreement. The Ratification attached hereto shall constitute a part of this Amendment. This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. Integration; Execution. This Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Specified Parties, the Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10. Survival. The representations and warranties contained in Section 4 of this Amendment shall survive the execution and delivery of this Amendment and the Effective Date.

11. Ratification; No Other Amendments; No Waiver. Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Lender, the Agent or any other Indemnitee under the Credit Agreement or any of the other Loan Documents, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Credit Agreement or any of the other Loan Documents. Other than as otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Credit Agreement or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

12. Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are consummated, Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Agent and each Lender incurred in connection with the development, preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Agent.

13. Headings. The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

14. Amendments. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 9.1 of the Credit Agreement.

15. Continuing Cooperation. The Borrower, Agent and Lender agree to execute and deliver any documents or other items reasonably requested by any of them in furtherance of the agreements herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

AMERICAN SHALE DEVELOPMENT, INC.,
as Borrower

By:	/s/ John G. Corp
John G. Corp
President

CHAMBERS ENERGY MANAGEMENT, LP, as Agent

By:	/s/ Guy Hoffman
Guy Hoffman
Managing Director

CHAMBERS ENERGY CAPITAL, LP, as a Lender

By:	CEC Fund I GP, LLC, its general partner

By:	/s/ Guy Hoffman
Guy Hoffman
Managing Director

CHAMBERS ENERGY CAPITAL EXEMPT SPECIAL, LP, as a Lender

By:	CEC Fund I GP, LLC, its general partner

By:	/s/ Guy Hoffman
Guy Hoffman
Managing Director

Signature Page to

Amendment to Credit Agreement

CHAMBERS ENERGY CAPITAL EXEMPT, LP, as a Lender

By:	CEC Fund I GP, LLC, its general partner

By:	/s/ Guy Hoffman
Guy Hoffman
Managing Director

CECF, LLC, as a Lender

By:	/s/ Guy Hoffman
Guy Hoffman
Authorized Signatory

CECF II, LLC, as a Lender

By:	Chambers Energy Capital Foreign, LP, its sole member

By:	CEC Fund I GP, LLC, its general partner

By:	/s/ Guy Hoffman
Guy Hoffman
Managing Director

RATIFICATION

Each of the undersigned guarantors (each, a “Guarantor”) hereby (a) reaffirms its liabilities and obligations under the Guarantee and Security Agreement, dated as of April 26, 2012, as amended and restated by that certain Amended and Restated Guarantee and Security Agreement, dated as of February 28, 2013 (the “Guarantee and Security Agreement”), including, without limitation, its guarantee of the indebtedness, obligations and liabilities of American Shale Development, Inc. under that certain that certain Credit Agreement dated as of February 29, 2012, as amended by the First Amendment to Credit Agreement, dated as of April 26, 2012(the “Initial Amendment”), as further amended and restated by that certain Amended and Restated Credit Agreement, dated as of February 28, 2013 (the “Amendment and Restatement”), and as amended by that certain Amendment to Amended and Restated Credit Agreementd, dated as of December 13, 20913 (the “2013 Amendment”) (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and under the other Loan Documents (as defined in the Credit Agreement) to which it is a party, (b) agrees that such liabilities and obligations shall remain enforceable against such Guarantor in accordance with the terms of the Guarantee and Security Agreement and the other Loan Documents and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of the Initial Amendment, the Amendment and Restatement or the 2013 Amendment and (c) confirms and ratifies its liabilities and obligations under the Guarantee and Security Agreement and the other Loan Documents to which it is a party in all respects.

TRANS ENERGY, INC.

By:	/s/ John G. Corp
John G. Corp
President

PRIMA OIL COMPANY, INC.

By:	/s/ John G. Corp
John G. Corp
President